Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Solitario Exploration & Royalty Corp. (the "Company") on Form 10-K/A, Amendment No. 1 for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Christopher E. Herald, Chief Executive Officer, and James R. Maronick, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher E. Herald                                                              /s/ James R. Maronick

Christopher E. Herald                                                                  James R. Maronick

Chief Executive Officer                                                               Chief Financial Officer

Dated: September 10, 2012